SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 19, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	28050 (Commission File No.)	33-0577635 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 100 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events

     On April 19, 2004 Onyx Acceptance Corporation issued a press release announcing an increase in borrowing capacity under an existing warehouse line and the execution of a new residual financing facility. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the Exhibit are incorporated herein by reference.

Item 7. Exhibits

(c)	Exhibits

	99.1	Press Release dated April 19, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE CORPORATION

April 26, 2004	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 19, 2004

4